Strategic Advantage II Variable Universal Life

Issued by
Security Life Separate Account L1
of
Security Life of Denver Insurance Company

Supplement dated October 5, 2001, to the Prospectus dated May 1, 2001

This supplement updates certain information contained in your May 1, 2001, Prospectus. Please read it carefully and keep it with your Prospectus for future reference.

1.	The first paragraph of the "Applying for a Policy" subsection on page 20 of the Prospectus is hereby deleted and replaced with the following paragraph:

You purchase this variable universal life policy by submitting an application to us. The policy is issued on a guaranteed issue, fully-underwritten or simplified-underwritten basis. On the policy date, the insured person must be no less than age 15. For a guaranteed issue policy, the insured person generally can be no more than age 70. For a fully-underwritten policy, the insured person generally can be no more than age 85. For a simplified underwritten policy, the insured person generally can be no more than age 70 and certain other conditions/restrictions may apply. The insured person is the person on whose life we issue the policy. See Age, page 41.

2.	The second paragraph of the "Riders" subsection on page 29 of the Prospectus is hereby deleted and replaced with the following paragraph:

We may offer riders not listed here. Not all riders are available if your policy is to be issued based on simplified underwriting. Contact your agent/registered representative for a list of riders and their availability.

3.	The following sentence is added to both the "Waiver of Cost of Insurance Rider" and "Waiver of Specified Premium Rider" subsections on page 30 of the Prospectus:

This rider is not available if your policy is issued based on simplified underwriting.

4.	The second paragraph of the "Guaranteed Issue" subsection on page 41 of the Prospectus is hereby deleted and replaced with the following paragraph:

Generally, most guaranteed issued policies have higher overall charges for insurance than a similar underwritten policy issued in the standard tobacco non-user or standard tobacco user class. This means that the insured person in a group or sponsored arrangement could get individual, simplified or fully underwritten insurance coverage at a lower overall cost.

5.	The first paragraph of the "Age" subsection on page 41 of the Prospectus is hereby deleted and replaced with the following paragraph:

We issue your policy at the insured person's age (stated in your policy schedule) based on the nearest birthday to the policy date. The policy is issued on a guaranteed issue, fully-underwritten or simplified-underwritten basis. On the policy date, the insured person must be no less than age 15. For a guaranteed issue policy, the insured person generally can be no more than age 70. For a fully-underwritten policy, the insured person generally can be no more than age 85. For a simplified underwritten policy, the insured person generally can be no more than age 70.

6.	The fourth and fifth paragraphs of the "Distribution of Policies" subsection on page 44 of the Prospectus are hereby deleted and replaced with the following paragraphs:

During the first policy year, the distribution allowance is 15% (10% for policies issued based on simplified underwriting) of premium we receive up to target premium and lower thereafter.

Although it varies by policy, we estimate the typical first year compensation payable to a selling broker/dealer if a policy pays target premium to be approximately $8 per $1,000 of stated death benefit ($5.40 per $1,000 for policies issued based on simplified underwriting).